UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2023 (June 1, 2023)

SIRIUS XM HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34295	38-3916511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Avenue of the Americas, 35th Fl., New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (212) 584-5100
N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SIRI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 1, 2023, we held our 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”). At the 2023 Annual Meeting, stockholders voted on the matters disclosed in our Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 21, 2023 in connection with the 2023 Annual Meeting. The final voting results for the matters submitted to a vote of stockholders are as follows:

Item 1 – Election of Directors

At the 2023 Annual Meeting, the holders of our common stock elected the persons listed below as directors.

	Votes Cast For	Votes Withheld	Broker Non-Votes

David A. Blau	3,340,025,011	81,099,422	232,954,243
Eddy W. Hartenstein	3,398,379,566	22,744,867	232,954,243
Robin P. Hickenlooper	3,339,704,619	81,419,814	232,954,243
James P. Holden	3,396,112,626	25,011,807	232,954,243
Gregory B. Maffei	3,313,607,657	107,516,776	232,954,243
Evan D. Malone	3,388,515,009	32,609,424	232,954,243
James E. Meyer	3,334,425,892	86,698,541	232,954,243
Jonelle Procope	3,388,446,336	32,678,097	232,954,243
Michael Rapino	3,405,179,519	15,944,914	232,954,243
Kristina M. Salen	3,411,019,644	10,104,789	232,954,243
Carl E. Vogel	3,395,489,709	25,634,724	232,954,243
Jennifer C. Witz	3,406,062,907	15,061,526	232,954,243
David M. Zaslav	3,342,688,548	78,435,885	232,954,243

Item 2 – Advisory Vote on Executive Compensation

The holders of our common stock approved, in a non-binding advisory vote, the compensation paid to our named executive officers as disclosed in the Proxy Statement.

Votes Cast For	Votes Cast Against	Abstentions	Broker Non-Votes

3,365,287,548	52,488,610	3,348,275	232,954,243

Item 3 – Frequency of Advisory Vote on Executive Compensation

The non-binding advisory vote on the frequency of future advisory votes on executive compensation received the following votes:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
3,287,633,698	2,533,624	128,416,455	2,540,656	232,954,243

Based upon the results set forth above, our Board of Directors (the “Board”) has determined to hold a non-binding advisory vote on the compensation of our named executive officers every three years until the next required vote on the frequency of advisory votes on executive compensation, or until the Board otherwise determines a different frequency for such

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non-binding advisory vote. We are required to hold votes on the frequency of advisory votes on executive compensation every six years.

Item 4 – Ratification of Appointment of KPMG LLP as Our Independent Registered Public Accountants for 2023

The holders of our common stock ratified the appointment of KPMG LLP as our independent registered public accountants for 2023.

Votes Cast For	Votes Cast Against	Abstentions

3,639,780,966	11,243,606	3,054,104

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIRIUS XM HOLDINGS INC.

By:  /s/ Patrick L. Donnelly

       Patrick L. Donnelly

 Executive Vice President, General

 Counsel and Secretary

Dated: June 5, 2023

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